                                                                EXHIBIT 10.24



                                AMAZON.COM, INC.

                   NONQUALIFIED STOCK OPTION LETTER AGREEMENT



TO:      Tom A. Alberg                         Date of Grant: December 6, 1995

         We are pleased to inform you that you have been selected by the Board of Directors (the "Board") of Amazon.com, Inc. (the "Company") to receive a nonqualified stock option for the purchase of 10,000 shares of the Company's Common Stock at an exercise price of $4.00 per share.

         TERM: The term of the option is five years from date of grant, unless sooner terminated.

         VESTING: The option will vest and become exercisable according to the following schedule:

Date on and After Which                             Exercisable Portion
 Option is Exercisable                                of Total Option
 ---------------------                                ---------------
     Date of Grant                                     4,000 Shares
Date of Grant + 2 Years                         An additional 3,000 Shares
Date of Grant + 4 Years                         An additional 3,000 Shares

         EXERCISE: During your lifetime only you can exercise the option. The option may be exercised by the personal representative of your estate, by the beneficiary you have designated on forms prescribed by and filed with the Company, or the beneficiary of your estate following your death. You may use the Notice of Exercise of Nonqualified Stock Option in the form attached to this Agreement when you exercise the option.

         The Board of Directors may, in its sole discretion at the time of exercise, determine that the exercise of this option is subject to your execution of a Shareholders Agreement, in the form in use at the time of exercise, whereby under certain circumstances, you grant to specified persons a right to purchase the shares acquired by you upon exercise of the option.

         PAYMENT FOR SHARES:  The option may be exercised by the delivery of:

         (a) Cash, personal check (unless, at the time of exercise, the Company determines otherwise), bank certified or cashier's check;

         (b) Unless the Board in its sole discretion determines otherwise, shares of the capital stock of the Company held by you for a period of at least six months having a fair market value at the time of exercise, as determined in good faith by the Board, equal to the exercise price; or

         (c) After such time as the Company may have its common stock publicly traded on a national securities exchange or other national trading market, a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price.

         WITHHOLDING TAXES: As a condition to the exercise of the option, you must make such arrangements as the Company may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Company has the right to retain without notice sufficient shares of stock to satisfy the withholding obligation. To the extent permitted or required by the Company, you may satisfy the withholding obligation by electing to have the Company or a related corporation withhold from the shares to be issued upon exercise that number of shares having a fair market value equal to the amount required to be withheld. If you are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), you must comply with certain requirements in order to make such election.

         TERMINATION: If your relationship with the Company as an advisor, consultant or member of the Board ceases for any reason, and unless by its terms the option sooner terminates or expires, then you may exercise, for a six-month period, that portion of the option which is exercisable at the time of such cessation, but the option will terminate at the end of such period following such cessation as to all shares for which it has not theretofore been exercised. Any portion of the option which is not exercisable at the time of such cessation shall terminate upon such cessation.

         TRANSFERABILITY OF OPTION: This option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner by you (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution and shall not be subject to execution, attachment or similar process. This option is personal to you and is exercisable solely by you. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of any right or privilege conferred hereby, contrary to the provisions hereof, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby will be null and void. Notwithstanding the foregoing, to the extent permitted by applicable law and regulation, the Company, in its sole discretion, may permit you to (i) during your lifetime, designate a person who may exercise the option after your death by giving written notice of such designation to the Company (such designation may be changed from time to time by you by giving written notice to the Company revoking any earlier designation and making a new designation) or (ii) transfer the option and the rights and privileges conferred hereby.

         NO STATUS AS SHAREHOLDER: Neither you nor any party to whom your rights and privileges under the option pass will be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of this option unless and until this option has been exercised.

         CONTINUATION OF RELATIONSHIP: Nothing in this option will confer upon you any right to continue in the employ or other relationship of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate your employment or other relationship with the Company at any time.

         ADJUSTMENTS UPON CHANGES IN CAPITALIZATION: The aggregate number and class of shares covered by this option and the exercise price per share thereof (but not the total price), will all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

         (A)     EFFECT OF LIQUIDATION OR REORGANIZATION:

                 (1) Cash, Stock or Other Property for Stock. Except as provided in subsection (a)(2), upon a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company, as a result of which the shareholders of the Company receive cash or other property in exchange for or in connection with their shares of Common Stock and will hold less than 50% of the voting securities of the acquiring entity, this option will terminate, but you will have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise your option in whole or in part whether or not the vesting requirements set forth in this agreement have been satisfied.

                 (2)      Conversion of Options on Stock for Stock Exchange.
If the shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger, consolidation, acquisition of property or stock, separation or reorganization, this option will be converted into an option to purchase shares of Exchange Stock. The amount and price of converted options will be determined by adjusting the amount and price of this option in the same proportion as used for determining the number of shares of Exchange Stock that holders of shares of Common Stock are entitled to receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. If, as a result of such transaction, the shareholders of the Company immediately prior to the transaction will hold less than 50% of the voting securities of the acquiring entity immediately after the transaction, the converted option will be fully vested whether or not the vesting requirements set forth in this agreement have been satisfied; provided, however, that such acceleration will not occur if, in the opinion of the Company's independent accountants, such acceleration would render unavailable "pooling of interests" accounting treatment for any reorganization, merger or consolidation of the Company for which pooling of interests accounting treatment is sought by the Company.

         (B)     FRACTIONAL SHARES

         In the event of any adjustment in the number of shares covered by this option, any fractional shares resulting from such adjustment will be disregarded and the option will cover only the number of full shares resulting from such adjustment.

         (C)     DETERMINATION OF BOARD TO BE FINAL

         All adjustments referred to herein will be made by the Board of Directors, and its determination as to what adjustments will be made, and the extent thereof, will be final, binding and conclusive.

         SECURITIES REGULATION: Shares will not be issued pursuant to this option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto complies with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed.

         As a condition to the exercise of this option, the Company may require you to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Company may also require such other action or agreement by you as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THIS OPTION OR THE SHARES ISSUABLE HEREUNDER.

         Should any of the Company's capital stock of the same class as the stock subject to this option be listed on a national securities exchange, all shares issued hereunder if not previously listed on such exchange will be authorized by that exchange for listing thereon prior to the issuance thereof.

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         Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                        Very truly yours,



                                        AMAZON.COM, INC.


                                        By      Jeff P. Bezos
                                           ----------------------------
                                        Its      President
                                            ---------------------------

                         ACCEPTANCE AND ACKNOWLEDGMENT

         I, a resident of the State of Washington, accept the nonqualified stock option described herein. I have read and understand the Agreement.

Dated:  December 6, 1995





        ###-##-####                            Tom A. Alberg
-------------------------------        ---------------------------------
Taxpayer I.D. Number                            Tom A. Alberg

                                       Address     3404 East Ward
                                              ---------------------------

                                                  Seattle, WA  98112
                                       ------------------------------------

                                       ------------------------------------


         By her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his execution of this Agreement, acknowledges that she has read this Agreement and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement.

Dated:  December 6, 1995

                                        Judith Beck
                                        ----------------------------
                                        Spouse's Signature



                                        Judith Beck
                                        -----------------------------
                                        Printed Name

         By his signature below, the Optionee represents that he is not legally married as of the date of execution of this Agreement.

Dated:  December 6, 1995

                                        ------------------------------
                                        Optionee's Signature

                NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION

To:  Amazon.com, Inc.

         I, a resident of the State of Washington, hereby exercise my nonqualified stock option granted by Amazon.com, Inc. (the "Company") on December 6, 1995, and notify the Company of my desire to purchase ________ shares of Common Stock of the Company (the "Securities") at the exercise price of $__________ per share which were offered to me pursuant to said option.

         I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Securities; (2) I have had the opportunity to ask questions and receive answers concerning the information received about the Securities and the Company; and (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Securities and the Company.

         I am aware that the Securities have not been registered under the Federal Securities Act of 1933 (the "1933 Act") or any state securities laws, pursuant to exemption(s) from registration. I understand that the reliance by the Company on such exemption(s) is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

         I hereby represent and warrant that I am purchasing the Securities for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Securities.

         I understand that because the Securities have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Securities cannot be sold unless the Securities are subsequently registered or an exemption from registration is available.

         I agree that I will in no event sell or distribute all or any part of the Securities unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Securities or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

         I consent to the placing of a legend on my certificate(s) for the Securities stating that the Securities have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Securities until the Securities may be legally resold or distributed.

         I understand that at the present time Rule 144 of the Securities and Exchange Commission ("SEC") may not be relied on for the resale or distribution of the Securities by me.

I understand that the Company has no obligation to me to register the Securities with the SEC and has not represented to me that it will register the Securities.

         I AM ADVISED, PRIOR TO MY PURCHASE OF THE SECURITIES, THAT NEITHER THE OFFERING OF THE SECURITIES NOR ANY OFFERING MATERIALS HAVE BEEN REVIEWED BY ANY ADMINISTRATOR UNDER THE SECURITIES ACT OF 1933, THE WASHINGTON STATE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES ACT (THE "ACTS") AND THAT THE SECURITIES HAVE NOT BEEN REGISTERED UNDER ANY OF THE ACTS AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE ACTS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

         Dated:  ________________



_________________________                 ________________________________

Taxpayer I.D. Number                                 Tom A. Alberg

                                        Address___________________________

                                        __________________________________

                                        __________________________________

                                    RECEIPT

         _________________________ hereby acknowledges receipt from
______________ in payment for ______________ shares of Common Stock of Amazon.com, Inc., a Washington corporation, of $_____________ in the form of

         [ ]     Cash

         [ ]     Check (personal, cashier's or bank certified)

         [ ] __________ shares of the Company's Common Stock, fair market value $_______ per share held by the Optionee for a period of at least six months

         [ ]     Copy of irrevocable instructions to Broker



                                           ____________________________

Date:  ______________                      For:  Amazon.com, Inc.